UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2007

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Hawaii Street

El Segundo, CA 90245

(Address of principal executive offices including Zip Code)

(310) 536-2400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2007, the Board of Directors (the “Board”) of DaVita Inc. (the “Company”) elected Charles G. Berg as a member of the Board. The Board has not yet determined the committees of the Board to which Mr. Berg may be appointed. A copy of the press release announcing the election of Mr. Berg is attached hereto as Exhibit 99.1.

Pursuant to the Director Compensation Philosophy and Plan (the “Plan”), Mr. Berg will receive an initial grant of options to purchase 15,000 shares of the Company’s stock. Mr. Berg will receive the standard compensation amounts payable to non-employee directors of the Company as set forth in the Plan.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan which was filed with the Company’s Current Report on Form 8-K on July 31, 2006.

No arrangement or understanding exists between Mr. Berg and any other person or persons pursuant to which he was selected as a director. The Company has not been a participant in any transaction since the beginning of its last fiscal year, and is not a participant in any currently proposed transaction, in which Mr. Berg, or any member of his immediate family, has a direct or indirect material interest.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 2, 2007, the Board approved the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), effective as of March 2, 2007, which permit the issuance of certificated or uncertificated shares of Company stock in the discretion of the Company. The Amended and Restated Bylaws also provide that the Company may issue a new certificate of stock or, in lieu of issuing a new certificate, reflect shares of stock as uncertificated in the place of any certificate previously issued by the Company which is alleged to have been lost, stolen or destroyed. Pursuant to the Amended and Restated Bylaws, holders of stock of the Company are no longer entitled to request a physical certificate representing their shares of Company stock.

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws which are attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws for DaVita Inc., dated as of March 2, 2007.

99.1	Press Release of DaVita Inc., dated March 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: March 7, 2007	By:	/s/ JOSEPH SCHOHL
Joseph Schohl Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws for DaVita Inc., dated as of March 2, 2007.

99.1	Press Release of DaVita Inc., dated March 5, 2007.